                                                                    Exhibit 10.5

                      FOURTH AMENDMENT TO CREDIT AGREEMENT



         THIS FOURTH  AMENDMENT TO CREDIT  AGREEMENT  (the  "Fourth  Amendment")
                                                             -----------------
dated as of February 14, 2001, is to that Credit Agreement dated as of October 14, 1998, as amended by that certain First Amendment to Credit Agreement dated May 21, 1999, as further amended by that certain Second Amendment to Credit Agreement dated December 29, 1999 and that certain Third Amendment to Credit Agreement dated June 26, 2000 (as may be subsequently amended and modified from time to time, the "Credit Agreement"; terms used but not otherwise defined
                     -----------------
herein shall have the meanings provided in the Credit Agreement), by and among DAN RIVER INC., a Georgia corporation (the "Borrower"), the Guarantors
                                                   --------
identified therein, the several banks and other financial institutions identified therein (the "Lenders") and FIRST UNION NATIONAL BANK, as
                              -------
administrative agent for the Lenders thereunder (in such capacity, the "Agent"),
                                                                        -----
BANK ONE, formerly The First National Bank of Chicago, as syndication agent, and WACHOVIA BANK, N.A., as documentation agent.


                              W I T N E S S E T H:

         WHEREAS, the Lenders have established a credit facility for the benefit of the Borrower pursuant to the terms of the Credit Agreement;

         WHEREAS, the Borrower wishes to amend the Credit Agreement to modify certain provisions contained therein; and

         WHEREAS, the Required Lenders have agreed to the requested amendment on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          A.  Amendments.  The Credit  Agreement  is  amended  in the  following
              ----------
          respects:

          1. The definition of "Apparel Joint Venture" in Section 1.1 is hereby amended and restated in its entirety to read as follows:

                           "Apparel  Joint  Venture"  shall  mean  that  certain
                            -----------------------
                  foreign joint venture between a wholly-owned subsidiary of the Borrower, as the minority holder and Grupo Industrial Zaga, S.A. de C.V., as the majority holder (provided, however, that subsequent to the date hereof, the Borrower is expected to purchase the remaining interest in this foreign joint venture, and consequently, this foreign joint venture is expected to become an indirect, wholly-owned Unrestricted Subsidiary of the Borrower).

          2. Section 1.1 is hereby amended by deleting the definition of "Collateral Release Date" in its entirety.

          3. Section 1.1 is hereby amended by modifying the definition of "Credit Party Obligations" by deleting the word "and" immediately preceding the phrase "(ii) all liabilities and obligations," and by inserting the following at the end of the definition as item "(iii)":

                  and (iii) all liabilities and obligations whenever arising under any trade or commercial letters of credit owing from the Borrower or any of its Subsidiaries to any Lender in an aggregate amount for all such letters of credit not to exceed $5,000,000 at any time outstanding.

          4. The definition of "Permitted Investments" set forth in Section 1.1 is hereby amended by restating subclause (vii) in its entirety to read as follows:

                  (vii) investments in Unrestricted Subsidiaries in an aggregate amount not to exceed $15,000,000 prior to January 1, 2003 and $20,000,000 from January 1, 2003 and thereafter;

                  The definition of "Permitted Investments" is hereby further amended by restating subclause (ix) in its entirety to read as follows:

                  (ix) until such time that the Apparel Joint Venture becomes an Unrestricted Subsidiary, investments in the Apparel Joint Venture in an amount not to exceed $8,000,000 in the aggregate; provided that any investments made pursuant to this subclause (ix) shall reduce on a dollar for dollar basis the limitation on investments in Unrestricted Subsidiaries set forth in subclause (vii) above.

          5. Subclause (xi) of the definition of "Permitted  Liens" set forth in
          Section 1.1 is hereby amended and restated in its entirety to read as follows:

                  (xi) Liens on assets of the Apparel Joint Venture arising in connection with Indebtedness permitted pursuant to Section 6.1(k) hereof; provided, however that no additional Liens, other than Liens in favor of the Borrower, shall be permitted in connection with any assets which are collateral for intercompany Indebtedness of the Apparel Joint Venture to the Borrower.

          6. The definition of "Security Documents" in Section 1.1 is hereby amended by inserting ", the Pledge Agreement , the Mortgage Instruments" immediately following the phrase "shall mean the Security Agreement".

          7. Section 1.1 is hereby amended by the addition of the following definition thereto in the appropriate alphabetical order:

                           "Consolidated  Capital  Expenditures" shall mean, for
                            -----------------------------------
                  any period, all capital expenditures of the Borrower and its Restricted Subsidiaries on a consolidated basis for such period, as determined in accordance with GAAP. The term "Consolidated Capital Expenditures" shall not include capital expenditures in respect of the reinvestment of proceeds derived from Recovery Events and/or Asset Dispositions received by the Borrower and its Restricted Subsidiaries to the extent that such reinvestment is permitted under the Credit Documents.

                           "Mortgage Instrument" shall mean a fully executed and
                            -------------------
                  notarized mortgage, deed of trust or deed to secure debt encumbering the fee interest or leasehold interest in a Mortgaged Property, as such may be amended, modified, restated or supplemented from time to time.

                           "Mortgaged Property" or "Mortgaged  Properties" shall
                            ------------------      ---------------------
                  mean   the   properties   set   forth  on   Schedule   3.19(d)
                                                              ------------------
                  (individually or collectively, as appropriate).

          8. Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Applicable Percentage" and "Interest Coverage Ratio" in their entirety and replacing the same with the corresponding definitions set forth below:

                           "Applicable  Percentage" shall mean, for any day, the
                            ----------------------
                  rate per annum set forth below opposite the applicable Level then in effect, it being understood that the Applicable Percentage for (i) Revolving Loans and Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Revolving Loans and Term Loans", (ii) Revolving Loans and Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Revolving Loans, Term Loans and Letter of Credit Fee", (iii) the Letter of Credit Fee shall be the percentage set forth under the column "LIBOR Rate Margin for Revolving Loans, Term Loans and Letter of Credit Fee"; and (iv) the Commitment Fee shall be the percentage set forth under the column "Commitment Fee":

                                                              LIBOR Rate
                                            Alternate         Margin for
                                            Base Rate      Revolving Loans,
                 Leverage                   Margin for        Term Loans       Commitment
   Level           Ratio                 Revolving Loans     and Letter of        Fee
                                          and Term Loans      Credit Fee
   ----- ------------------------------- ----------------- ------------------ -------------
   I    greater than 5.00 to 1.0              2.000%            3.250%         .500%

   II   less than or equal to 5.00 to         1.750%            3.000%         .500%
        1.0 but greater than 4.50 to 1.0

   III  less than or equal to 4.50 to         1.500%            2.750%         .500%
        1.0 but greater than 4.00 to 1.0

   IV   less than or equal to 4.00 to         1.250%            2.500%         .500%
        1.0 but greater than 3.50 to 1.0

   V    less than or equal to 3.50 to         1.125%            2.375%         .375%
        1.0 but greater than 3.00 to 1.0

   VI   less than or equal to 3.00 to         1.000%            2.250%         .375%
        1.0 but greater than  2.50 to 1.0

   VII  less than or equal to 2.50 to 1.0     0.875%            2.125%         .250%


                           The  Applicable  Percentage  shall,  in each case, be
                  determined and adjusted quarterly on the date five (5) Business Days after the date on which the Administrative Agent has received from the Borrower the quarterly financial information and certifications required to be delivered to the Administrative Agent and the Lenders in accordance with the provisions of Sections 5.1(b) and 5.2(b) (each an "Interest Determination Date"). Such Applicable Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date. The initial Applicable Percentages shall be based on Level IV until the first Interest Determination Date occurring after the date of this Fourth Amendment. After the date hereof, if the Borrower shall fail to provide the quarterly financial information and certifications in accordance with the provisions of Sections 5.1(b) and 5.2(b), the Applicable Percentage from such Interest Determination Date shall, on the date five (5)

                  Business Days after the date by which the Borrower was so required to provide such financial information and certifications to the Administrative Agent and the Lenders, be based on Level I until such time as such information and certifications are provided, whereupon the Level shall be determined by the then current Leverage Ratio.

                           "Interest Coverage Ratio" shall mean, with respect to
                            -----------------------
                  the Borrower and its Restricted Subsidiaries on a consolidated basis for the four fiscal quarter period ending on the last day of any fiscal quarter of the Borrower and its Restricted Subsidiaries, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

          9. Section 2.7(b)(ii) is hereby amended by deleting the following language appearing between the term "Asset Dispositions" and the phrase "in an aggregate amount":

                  (excluding for the purposes hereof, the Asset Disposition by the Borrower to the Textile Joint Venture permitted pursuant to Section 6.5(a)(vi))

          10. Section 2.12 is hereby amended by the addition of the notation, "(a)" at the beginning of the first line thereof and by the addition of the following provision as subclause "(b)":

                           (b)  Allocation  of Payments  After Event of Default.
                                -----------------------------------------------
                  Notwithstanding any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent or any Lender on account of the Credit Party Obligations or any other amounts outstanding under any of the Credit Documents or in respect of the Collateral shall be paid over or delivered as follows:

                                    FIRST,  to the  payment  of  all  reasonable
                           out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Administrative Agent in connection with enforcing the rights of the Lenders under the Credit Documents and any protective advances made by the Administrative Agent with respect to the Collateral under or pursuant to the terms of the Collateral Documents;

                                    SECOND,  to  payment of any fees owed to the
                           Administrative Agent;

                                    THIRD,  to the  payment  of  all  reasonable
                           out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Credit Party Obligations owing to such Lender;

                                    FOURTH,  to the payment of all of the Credit
                           Party Obligations consisting of accrued fees and interest;

                                    FIFTH,  to the  payment  of the  outstanding
                           principal amount of the Credit Party Obligations (including the payment or cash collateralization of the outstanding LOC Obligations);

                                    SIXTH, to all other Credit Party Obligations
                           and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

                                    SEVENTH,  to the payment of the surplus,  if
                           any, to whoever may be lawfully entitled to receive such surplus.

                  In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding principal amount of Credit Party Obligations held by such Lender bears to the aggregate then outstanding principal amount of Credit Party Obligations) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender from time to time for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this
                  Section 2.12(b).

          11. Section 3.19 is hereby amended by deleting the word "and" set forth in between "3.19(b)" and "3.19(c)", by inserting a comma in substitution thereof, by inserting the phrase "and 3.19(d)" immediately following "3.19(c)" and by inserting the following sentence immediately following the phrase "principal place of business of each of the Borrower and its Subsidiaries.":

                  Set  forth  on  Schedule  3.19(d)  is a list of the  Mortgaged
                                  -----------------
                  Properties of the Borrower and its Subsidiaries with street addresses where located.


          12. Section 5.9(a) is hereby amended and restated in its entirety to read as follows:

                  (a) Leverage Ratio.  The Leverage Ratio, as of the last day of
                      --------------
                  each fiscal quarter of the Borrower and its Restricted Subsidiaries, shall be less than or equal to the following during the periods indicated below:

                  Period                                      Ratio
                  ------                                      -----

                  Fourth Quarter of Fiscal Year 2000          4.50 to 1.0

                  First Quarter of Fiscal Year 2001           5.00 to 1.0

                  Second Quarter of Fiscal Year 2001
                  through and including the Third
                  Quarter of Fiscal Year 2001                 5.20 to 1.0

                  Fourth Quarter of Fiscal Year 2001
                  through and including the First
                  Quarter of Fiscal Year 2002                 4.75 to 1.0

                  Second Quarter of Fiscal Year 2002
                  through and including the Third
                  Quarter of Fiscal Year 2002                 4.25 to 1.0

                  Fourth Quarter of Fiscal Year 2002
                  through and including the First
                  Quarter of Fiscal Year 2003                 4.00 to 1.0

                  Second Quarter of Fiscal Year 2003
                  and thereafter                              3.75 to 1.0

          13. Section 5.9(b) is hereby amended and restated in its entirety to read as follows:

                  (b) Senior  Leverage  Ratio.  The Senior Leverage Ratio, as of
                      -----------------------
                  the last day of each fiscal quarter of the Borrower and its Restricted Subsidiaries, shall be less than or equal to the following during the periods indicated below:

                  Period                                      Ratio
                  ------                                      -----

                  Fourth Quarter of Fiscal Year 2000
                  through and including the First
                  Quarter of Fiscal Year 2002                 3.50 to 1.0

                  Second Quarter of Fiscal Year 2002
                  through and including the Third
                  Quarter of Fiscal Year 2002                 3.25 to 1.0

                  Fourth Quarter of Fiscal Year 2002
                  through and including the First
                  Quarter of Fiscal Year 2003                 3.00 to 1.0

                  Second Quarter of Fiscal Year 2003
                  and thereafter                              2.75 to 1.0

          14. Section 5.9(c) is hereby amended by the deletion of Section 5.9(c) is its entirety.

          15. Section 5.9(d) is hereby amended and restated in its entirety to read as follows:

                  (d) Interest  Coverage Ratio. The Interest  Coverage Ratio, as
                      ------------------------
                  of the last day of each fiscal quarter of the Borrower and its Restricted Subsidiaries, shall be greater than or equal to the following:

                  Period                                      Ratio
                  ------                                      -----

                  Fourth Quarter of Fiscal Year 2000
                  through and including the Third
                  Quarter of Fiscal Year 2001                 1.90 to 1.0

                  Fourth Quarter of Fiscal Year 2001
                  through and including the Second
                  Quarter of Fiscal Year 2002                 2.00 to 1.0

                  Third Quarter of Fiscal Year 2002
                  and thereafter                              2.25 to 1.0

          16. Section 5.9 is hereby amended by the addition of the following financial covenant as subclause "(e)":

                  (e) Maximum  Consolidated Capital  Expenditures.  Consolidated
                      -------------------------------------------
                  Capital Expenditures shall not exceed the dollar amount set forth below opposite the applicable period (the "Consolidated Capital Expenditure Limitation"):

                                                          Consolidated Capital
                                Period                   Expenditure Limitation
                                ------                   ----------------------
                           Fiscal year 2001                   $33,000,000
                           Fiscal year 2002                   $37,500,000
                           Fiscal year 2003                   $40,000,000

                  ; provided, however, that up to $15,000,000 of the Consolidated Capital Expenditure Limitation not utilized during any fiscal year may be carried forward to the immediately following fiscal year only; provided, that the
                                                             --------
                  capital expenditures shall first be applied to the Consolidated Capital Expenditure Limitation and then to reduce the carry-forward (from the prior fiscal year only).

          17. Section 5.12 is hereby amended and restated in its entirety to read as follows:

                           Each Credit  Party  will,  and will cause 100% of the
                  Capital Stock of each of its direct or indirect Domestic Subsidiaries owned by such Credit Party and its Domestic Subsidiaries and 65% of the Capital Stock in each of the first tier Foreign Subsidiaries (other than the Textile Joint Venture) owned by such Credit Party and its Domestic Subsidiaries and all personal property and real property (unless otherwise agreed to by the Administrative Agent) owned by each of such Persons to be subject at all times to a first priority, perfected Lien (subject to Permitted Liens and in the case of Foreign Subsidiaries, applicable foreign laws regarding security interest and perfection matters) in favor of the Administrative Agent pursuant to the terms and conditions of the Security Documents or such other security documents as the Administrative Agent may reasonably request. Each Credit Party shall, and shall cause each of its Subsidiaries (other than the Textile Joint Venture and the Apparel Joint Venture) to, adhere to the covenants regarding the location of personal property as set forth in the Security Documents.

          18. The following affirmative covenant is inserted as "Section 5.15":

                  Section 5.15   Further Assurances.
                                 ------------------

                  (a) Real Property Collateral.  As soon as practicable,  but in
                      ------------------------
                  any event on or before April 30, 2001, the Agent shall have received, in form and substance satisfactory to the Agent:

                                    (i) a title  report  obtained  by the Credit
                           Parties  in   respect   of  each  of  the   Mortgaged
                           Properties;

                                    (ii)   with   respect   to  each   Mortgaged
                           Property, ALTA mortgagee title insurance policies issued by a title insurance company mutually acceptable to the Agent and the Borrower (the "Mortgage Policies"), in amounts not less than the
                           --------------------
                           respective  amounts  designated  in Schedule  3.19(d)
                                                               -----------------
                           with respect to any particular Mortgaged Property, assuring the Agent that each of the Mortgage Instruments creates a valid and enforceable first priority mortgage lien on the applicable Mortgaged Property, free and clear of all defects and encumbrances except Permitted Liens, which Mortgage Policies shall be in form and substance reasonably satisfactory to the Agent and shall provide for affirmative insurance and such reinsurance as the Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to the Agent;

                                    (iii) maps or plats of an as-built survey of
                           the sites of the Mortgaged Properties certified to the Agent and the Title Insurance Company in a manner reasonably satisfactory to them, dated a date reasonably satisfactory to each of the Agent and the Title Insurance Company by an independent professional licensed land surveyor reasonably satisfactory to each of the Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be sufficient to delete any standard printed survey exception contained in the applicable title policy and be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (A) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (B) the lines of streets abutting the sites and width thereof; (C) all access and other easements appurtenant to the sites necessary to use the sites; (D) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (E) any encroachments on any adjoining property by the building structures and improvements on the sites; and (F) if the site is described as being on a filed map, a legend relating the survey to said map; and

                                    (iv) with respect to the Mortgaged  Property
                           located at 200 Port Centre Parkway, Portsmouth, Virginia and leased to the Borrower, the Borrower agrees to use all commercially reasonable efforts to grant to the Agent a first lien and security interest in all of the Borrower's right, title and interest in such Mortgaged Property. In addition, with respect to the following Mortgaged Properties, the Borrower agrees to use all commercially reasonable efforts to obtain an estoppel certificate from the landlord under the applicable lease whereby such landlord consents to the granting of the first lien and security interest in all of the Borrower's right, title and interest in such Mortgaged Property and confirms that the applicable lease is in full force and effect and is otherwise in form and substance reasonably satisfactory to the Agent: (i) 200 Port Centre Parkway, Portsmouth, Virginia and (ii) 730 Middle Creek Road, Sevierville, Tennessee.

                           (b)  Environmental  Reports.  As soon as practicable,
                                ----------------------
                  but in any event on or before April 30, 2001, the Agent shall have received environmental reviews with respect to each of the Mortgaged Properties in scope and content reasonably satisfactory to the Agent.

          19. Section 6.1(i) is hereby amended and restated in its entirety to read as follows:

                  (i) Indebtedness and obligations under factoring arrangements in respect of accounts owing by foreign account debtors in an aggregate amount not to exceed $1,000,000; and

          20. Section 6.1(k) is hereby amended by deleting the words "Textile Joint Venture" and by inserting the words "Apparel Joint Venture" in substitution thereof.

          21. Section 6.3 is hereby amended by deleting the words "Textile Joint Venture" and by inserting the words "Apparel Joint Venture" in substitution thereof.

          22. Section 6.5(a) is hereby amended by deleting subsection (vi) in its entirety and by inserting the following in substitution therefor, "(vi) the dissolution, liquidation or winding up of the Textile Joint Venture;" and by inserting the following language immediately following the phrase "in the form of cash or Cash Equivalents;":

                  provided,  further,  that  with  respect  to sales  of  assets
                  --------   -------
                  permitted hereunder only, the Administrative Agent shall be entitled, without the consent of the Required Lenders, to release its Liens relating to the particular assets sold;

          23. Section 6.5(b) is hereby amended by deleting the phrase, "$25,000,000 in any fiscal year" and inserting the following language in substitution thereof:

                  $5,000,000  in  fiscal  year  2001;  $5,000,000  in the  first quarter of fiscal year 2002 through and including the second quarter of fiscal year 2002; $10,000,000 in fiscal year 2002; and $15,000,000 in fiscal year 2003; provided further that prior to December 31, 2001 any acquisitions made pursuant to this proviso during such time shall reduce the Consolidated Capital Expenditure Limitation set forth in Section 5.9(e) for such fiscal year on a dollar for dollar basis.

          24. Section 6.7 is hereby amended and restated in its entirety to read as follows:

                           Except (i) as  permitted  in  subsection  (iv) of the
                  definition of Permitted Investments, (ii) in the case of transactions between the Borrower and the Apparel Joint Venture and (iii) otherwise to an extent not judged material by the Required Lenders in their discretion, the Borrower will not, nor will it permit any Subsidiary to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder or Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder or Affiliate.

          25. Section 6.8 is hereby amended and restated in its entirety to read as follows:

                           The  Borrower  will  not,  nor  will  it  permit  any
                  Subsidiary to, create, form or acquire any Subsidiaries, except for Domestic Subsidiaries which are joined as Additional Credit Parties in accordance with the terms hereof; provided, however, if no Default or Event of Default shall have occurred or be continuing or would result therefrom, the Borrower may acquire the remaining portion of the Apparel Joint Venture, which shall become a Foreign Subsidiary which is an Unrestricted Subsidiary for purposes hereof. The Borrower will not sell, transfer, pledge or otherwise dispose of any Capital Stock or other equity interests in any of its Subsidiaries, nor will it permit any of its Subsidiaries to issue, sell, transfer, pledge or otherwise dispose of any of their Capital Stock or other equity interests, except in a transaction permitted by Section 6.5; provided, however, that so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower, at its election, shall be permitted to transfer or contribute to Dan River B.V., a Netherlands corporation, the Capital Stock of (i) the Apparel Joint Venture, a Mexican corporation, (ii) Textiles Vega de Madero S. de R.L. de C.V., a Mexican corporation, (iii) Maquilas Pinnacle S. de R.L. de C.V., a Mexican corporation, (iv) Servicioas Corporaciones S. de R.L. de C.V., a Mexican corporation and (v) Adsercorp S. de R.L. de C.V., a Mexican corporation.

          26. Section 6.11 is hereby amended and restated in its entirety to read as follows:

                           The  Borrower  will  not,  nor  will  it  permit  any
                  Subsidiary to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except
                  (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to any Credit Party (directly or indirectly through Subsidiaries), (c) as permitted by Section 6.5(a)(vi) and Section 6.12 and (d) provided that no Default or Event of Default has occurred and is continuing at such time or would be directly or indirectly caused as a result thereof, the Borrower may pay cash dividends or repurchase shares of its Capital Stock in an aggregate amount not to exceed $5,000,000 in any fiscal year; provided, however, that notwithstanding the provisions of subclause (d), the Borrower shall not be permitted to pay any cash dividends or repurchase any shares of its Capital Stock during fiscal year 2001 or fiscal year 2002.

          27. Section 6.12 is hereby amended by deleting the words "Textile Joint Venture" and by inserting the words "Apparel Joint Venture" in substitution thereof.

          28. Schedule  3.19(a) and Schedule 3.19(b) are hereby deleted in their
              -----------------     ----------------
          entirety  and  replaced,   respectively,  with  Schedule  3.19(a)  and
                                                          -----------------
          Schedule 3.19(b) attached hereto.
          ----------------

          B. Amended Terms.  The term "Credit  Agreement" as used in each of the
             -------------
Credit Documents shall hereafter mean the Credit Agreement as amended by this Fourth Amendment. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits) remain in full force and effect.

          C.  Representations  and  Warranties  of Credit  Parties.  Each of the
              ----------------------------------------------------
Credit Parties hereby represents and warrants as follows:

                  (a) The representations and warranties contained in Article III of the Credit Agreement are correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and after giving effect to the amendments contained herein.

                  (b) No Default or Event of Default exists on and as of the date hereof and after giving effect to the amendments contained herein.

                  (c) It has the corporate power and authority to execute and deliver this Fourth Amendment and to perform its obligations hereunder and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Fourth Amendment.

                  (d) It has duly executed and delivered this Fourth Amendment, and this Fourth Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

          D. Closing  Conditions.  This Fourth  Amendment shall become effective
             -------------------
upon the satisfaction of the following conditions precedent:

                  (a)  Execution  of  Documents.  The Agent shall have  received
                       ------------------------
         executed copies of this Fourth Amendment, the Amended and Restated Security Agreement and the Pledge Agreement, each in form and substance reasonably acceptable to the Agent in its sole discretion.

                  (b)  Authority  Documents.  The Agent shall have  received the
                       --------------------
         following:


                           (i) Articles of Incorporation. Copies of the articles
                               -------------------------
                  of incorporation or other charter documents, as applicable, of each Credit Party certified to be true and complete as of a recent date by the appropriate governmental authority of the state of its incorporation.

                           (ii) Resolutions.  Copies of resolutions of the board
                                -----------
                  of directors of each Credit Party approving and adopting this Fourth Amendment, the Amended and Restated Security Agreement and the Pledge Agreement and the transactions contemplated therein and authorizing execution and delivery thereof, certified by an officer of such Credit Party as of the date hereof to be true and correct and in force and effect as of such date.

                           (iii)  Bylaws.  A copy of the  bylaws of each  Credit
                                  ------
                  Party certified by an officer of such Credit Party as of the date hereof to be true and correct and in force and effect as of such date.

                           (iv) Good  Standing.  Copies of (i)  certificates  of
                                --------------
                  good standing, existence or its equivalent with respect to the each Credit Party certified as of a recent date by the appropriate governmental authorities of the state of incorporation and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect on the business or operations of the Borrower and its Subsidiaries in such state and (ii) a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities from each jurisdiction in which the failure to pay such franchise taxes could reasonably be expected to have a Material Adverse Effect on the business or operations of the Borrower and its Subsidiaries in such jurisdiction.

                           (v)  Incumbency.  An incumbency  certificate  of each
                                ----------
                  Credit Party certified by a secretary or assistant secretary to be true and correct as of the date hereof substantially in the form of Schedule 4.1(b) to the Credit Agreement.
                              ---------------

                  (c) Legal Opinions of Counsel.  The Agent shall have received,
                      -------------------------
         in form and substance reasonably satisfactory to the Agent:

                           (i) an opinion of King &  Spalding,  counsel  for the
                  Credit Parties, dated as of the date hereof and addressed to the Agent and the Lenders; and

                           (ii) local counsel opinions with regard to the enforceability of the Mortgage Instruments and matters related thereto from counsel for the Credit Parties located in Georgia, New York, Tennessee and Virginia, dated as of the date hereof and addressed to the Agent and the Lenders.

                  (d)  Personal  Property  Collateral.   The  Agent  shall  have
                       ------------------------------
         received, in form and substance reasonably satisfactory to the Agent:

                           (i) searches of Uniform Commercial Code filings in the jurisdiction of the chief executive office of each Credit Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Agent's security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

                           (ii) duly executed UCC financing  statements for each
                  appropriate jurisdiction as is necessary, in the Agent's sole discretion, to perfect the Agent's security interest in the Collateral; and

                           (iii) in the case of any personal property Collateral
                  located at premises leased by a Credit Party, such estoppel letters, consents and waivers from the landlords on such real property as may be reasonably required by the Agent on a reasonable "best efforts" basis.

                  (e) Real Property  Collateral.  The Agent shall have received,
                      -------------------------
         in form and substance reasonably satisfactory to the Agent:

                           (i) fully executed and notarized mortgages,  deeds of
                  trust or deeds to secure debt (each, as the same may be amended, modified, restated or supplemented from time to time, a "Mortgage Instrument" and collectively the "Mortgage
                      ---------------------                             --------
                  Instruments")  encumbering  the  fee  interest  and  leasehold
                  -----------
                  interest in the material properties listed in Schedule 3.19(d)
                                                                ----------------
                  as  properties  owned or leased by the Credit  Parties (each a

                  "Mortgaged   Property"   and   collectively   the   "Mortgaged
                   --------------------                                ---------
                  Properties"); and
                  ----------

                           (ii) evidence as to (A) whether any Mortgaged Property is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a "Flood Hazard Property") and (B) if any Mortgaged Property
                      ---------------------
                  is a Flood Hazard Property, (1) whether the community in which such Mortgaged Property is located is participating in the National Flood Insurance Program, (2) the applicable Credit Party's written acknowledgment of receipt of written notification from the Agent (a) as to the fact that such Mortgaged Property is a Flood Hazard Property and (b) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (3) copies of insurance policies or certificates of insurance of the Borrower and its Subsidiaries evidencing flood insurance reasonably satisfactory to the Agent and naming the Agent as sole loss payee on behalf of the Lenders.

                  (f) Amendment  Fee. The Borrower  shall have paid an amendment
                      --------------
         fee to each Lender approving this Fourth Amendment on or before the date hereof in the amount of .25% of such Lender's Commitment.

          E. Costs and Expenses. The Borrower agrees to pay all reasonable costs
             ------------------
and expenses of the Agent in connection with the preparation, execution and delivery of this Fourth Amendment, including, without limitation, the fees and expenses of Moore & Van Allen, PLLC.

          F.  Acknowledgment  of  Guarantors.  The  Guarantors  acknowledge  and
              ------------------------------
consent to all of the terms and conditions of this Fourth Amendment and agree that this Fourth Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Required Lenders' execution and delivery of this Fourth Amendment.

          G.  Counterparts.  This Fourth Amendment may be executed in any number
              ------------
of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Fourth Amendment to produce or account for more than one such counterpart.

          H. Governing Law. This Fourth Amendment and the Credit  Agreement,  as
             -------------
amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment to be duly executed and delivered as of the date and year first above written.


BORROWER:                                   DAN RIVER, INC.,
--------
                                            a Georgia corporation


                                            By: /s/ Denise Laussade
                                               ---------------------------------
                                                  Name: Denise Laussade
                                                  Title: Vice President-Finance


GUARANTORS:                                 THE BIBB COMPANY,
-----------
                                            a Delaware corporation


                                            By: /s/ Denise Laussade
                                               ---------------------------------
                                                  Name: Denise Laussade
                                                  Title: Vice President-Finance


                                            DAN RIVER FACTORY STORES, INC.,
                                            a Georgia corporation


                                            By: /s/ Denise Laussade
                                               ---------------------------------
                                                  Name: Denise Laussade
                                                  Title: Vice President-Finance





                                                             Fourth Amendment to
                                                      Dan River Credit Agreement

AGENTS AND LENDERS:                         FIRST UNION NATIONAL BANK,
------------------
                                            as Administrative Agent and as
                                            a Lender


                                            By: /s/ Roger Pelz
                                               ---------------------------------
                                                    Name: Roger Pelz
                                                    Title: Senior Vice President

                                                             Fourth Amendment to
                                                      Dan River Credit Agreement

                                            BANK ONE,
                                            formerly The First National Bank of
                                            Chicago, as Syndication Agent and as
                                            a Lender


                                            By:
                                               ---------------------------------
                                                     Name:
                                                     Title:

                                                             Fourth Amendment to
                                                      Dan River Credit Agreement

                                          WACHOVIA BANK, N.A.,
                                          as Documentation Agent and as a Lender


                                          By:
                                             ---------------------------------
                                                   Name:
                                                   Title:

                                                             Fourth Amendment to
                                                      Dan River Credit Agreement

LENDERS:                                    SUNTRUST BANK,
                                            as a Lender


                                            By:
                                               ---------------------------------
                                                     Name:
                                                     Title:


                                                             Fourth Amendment to
                                                      Dan River Credit Agreement

                                            THE BANK OF NOVA SCOTIA,
                                            as a Lender


                                            By: /s/ Todd S. Meller
                                               ---------------------------------
                                                     Name:  Todd S. Meller
                                                     Title: Managing Director


                                                             Fourth Amendment to
                                                      Dan River Credit Agreement

                                        COMERICA BANK,
                                        as a Lender


                                        By: /s/ Danielle N. Butler
                                           ---------------------------------
                                                 Name:  Danielle N. Butler
                                                 Title: Assistant Vice President


                                                         Fourth Amendment to
                                                  Dan River Credit Agreement

                                            COOPERATIVE CENTRALE RAIFFEISEN-
                                            BOERENLEENBANK B.A. "RABOBANK
                                            NEDERLAND", NEW YORK BRANCH,
                                            as a Lender


                                            By: /s/ Hans Breukhoven
                                               ---------------------------------
                                                     Name:  Hans Breukhoven
                                                     Title: Vice President

                                            By: /s/ Thomas R. Stevens
                                               ---------------------------------
                                                     Name:  Thomas R. Stevens
                                                     Title: Managing Director



                                                             Fourth Amendment to
                                                      Dan River Credit Agreement

                                       CENTURA BANK,
                                       as a Lender


                                       By: /s/ Robert E. Hammersley, Jr.
                                          ---------------------------------
                                                Name: Robert E. Hammersley, Jr.
                                                Title: Bank Officer




                                                        Fourth Amendment to
                                                 Dan River Credit Agreement

                                        FLEET BANK, N.A.,
                                        as a Lender


                                        By: /s/ David Rodriguez
                                           ---------------------------------
                                                 Name: David Rodriguez
                                                 Title: Assistant Vice President


                                                         Fourth Amendment to
                                                  Dan River Credit Agreement

                                            ABN AMRO BANK N.V.,
                                            as a Lender


                                            By: /s/ Arthur N. Traver
                                                --------------------------------
                                                    Name:  Arthur N. Traver
                                                    Title: Group Vice President




                                            By: /s/ Mary L. Honda
                                                --------------------------------
                                                    Name:  Mary L. Honda
                                                    Title: Group Vice President





                                                             Fourth Amendment to
                                                      Dan River Credit Agreement

                                        THE BANK OF NEW YORK,
                                        as a Lender


                                        By: /s/ Thomas J. McCormick
                                            ------------------------------------
                                                Name:  Thomas J. McCormick
                                                Title: Assistant Vice President


                                                             Fourth Amendment to
                                                      Dan River Credit Agreement

                                            NATIONAL BANK OF CANADA,
                                            as a Lender


                                            By:/s/ John D. Scott
                                               ---------------------------------
                                                     Name:  John D. Scott
                                                     Title: Vice President






                                                             Fourth Amendment to
                                                      Dan River Credit Agreement

                                            SOUTHTRUST BANK, N.A.,
                                            as a Lender


                                            By:/s/ E. Bradley Jones
                                               ---------------------------------
                                                    Name:  E. Bradley Jones
                                                    Title: Group Vice President


                                                             Fourth Amendment to
                                                      Dan River Credit Agreement

                                            NATIONAL CITY BANK,
                                            as a Lender


                                            By:
                                               ---------------------------------
                                                     Name:
                                                     Title:


                                                             Fourth Amendment to
                                                      Dan River Credit Agreement

                                            APEX (IDM) DCO I, LTD.,
                                            as a Lender


                                            By:  /s/ Amos Benson
                                               ---------------------------------
                                                     Name:  Amos Benson
                                                     Title: Vice President



                                                             Fourth Amendment to
                                                      Dan River Credit Agreement

                                SCHEDULE 3.19(a)

                            LOCATION OF REAL PROPERTY

                                 (see attached)

                                SCHEDULE 3.19(b)

                             LOCATION OF COLLATERAL

                                 (see attached)

                                SCHEDULE 3.19(d)

                              MORTGAGED PROPERTIES

FEE OWNED PROPERTY
------------------

Name                                                          Address
----                                                          -------
Schoolfield Complex                                           1001 West Main Street, Danville, VA 24541
                                                              (City of Danville)

Piedmont Plant                                                922 Memorial Drive, Danville, VA 24541
                                                              (City of Danville)

Executive Building                                            2291 Memorial Drive, Danville, VA 24541
                                                              (City of Danville)

Hylton Hall                                                   700 Lanier Avenue, Danville, VA 24541
                                                              (City of Danville)

Main Office Building                                          115 Dan River Road, Danville, VA 24541
                                                              (City of Danville)

Big Sale Warehouse                                            1750 South Main Street, Danville, VA 24541
                                                              (City of Danville)

Riverpointe Accessory Plant                                   201 Stinson Drive, Danville, VA 24541
                                                              (City of Danville)

Riverpointe Distribution Center                               202 Stinson Drive, Danville, VA 24541
                                                              (City of Danville)

Graphics Building                                             203 Stinson Drive, Danville, VA 24541
                                                              (City of Danville)

Brookneal Plant                                               813 Lynchburg Avenue, Brookneal, VA 24528
                                                              (Campbell County)

Brookneal Plant #2                                            103 Booker Road, Brookneal, VA 24528
                                                              (Campbell County)

Offray Plant                                                  255 Stinson Drive, Danville, VA 24541
(subject to existing first lien deed of trust)                (City of Danville)

Harris Plant                                                  1843 Jack McKinney Road, Rutherfordton, NC 28139
                                                              (Rutherfordton County)

Glenn Plant                                                   Highway 52 South, Morven, NC 28119
                                                              (Anson County)

White Horse Plant                                             2721 White Horse Road, Greenville, SC 29611
                                                              (Greenville County)

Porterdale Plant                                              1 Osmundy Street, Porterdale, GA 30070
                                                              (Newton County)

Ft. Valley Plant                                              Highway 341, Ft. Valley, GA 31030
                                                              (Peach County)

Camellia Plant/Distribution Center                            105 Camellia Plant Road, Julietta, GA 31046
                                                              (Monroe County)

Arnco Plant                                                   50 Bibb Drive, Newnan, GA 30263
                                                              (Coweta County)

LEASEHOLD PROPERTY
------------------

Tenant/Landlord                                               Address
---------------                                               -------
Dan River Inc./City of Sevierville                            730 Middle Creek Road, Sevierville, TN  37862

Dan River Inc. Import Specialty                               200 Port Centre Parking, Portsmouth, VA  23523
Products Group/Gerdan International, Inc.*



--------
* post-closing